Exhibit 10.10
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant customarily and actually treats as private and confidential.
THIRD AMENDMENT TO THE LICENSE AGREEMENT [***]
Between IsoPlexis Corporation (“ISOPLEXIS”) and Yale University (“YALE”)
PREAMBLE
1)    The Parties entered into an exclusive license agreement effective April 25, 2014, which was amended and restated July 15, 2014, and subsequently amended and restated November 28, 2015, and amended December 19, 2016 and January 8, 2018 (together, the “Agreement”).
2)    The parties are willing to amend the Agreement in accordance with a further amendment (the “THIRD AMENDMENT”) effective upon April 10, 2021 (the “EFFECTIVE DATE”).
3)    All other terms of the Agreement shall remain unchanged.
NOW THEREFORE IT IS AGREED AS FOLLOWS:
1.    AMENDMENTS TO THE AGREEMENT
i)    Article 4.7 of the Agreement relating to developing world obligations shall be deleted in its entirety.
ii)    The following paragraph shall be added to Article 3.1 of the Agreement: “With respect to the LICENSED PATENTS included in paragraph 1(i) of the SECOND AMENDMENT, having [***] and titled “High-Throughput Single-Cell Polyomics” ([***]) (the “Non-Exclusive Patents”), the LICENSE shall remain exclusive except in the field of spatial biomolecular analysis only (the “Non-Exclusive Field”). The Non-Exclusive Field shall include analysis of tissue, but does not and shall not include analysis of disassociated or suspended single cells or any other field not explicitly set forth herein. The LICENSE shall be non-exclusive only with respect to the Non-Exclusive Patents in the Non-Exclusive Field and shall remain exclusive in all other fields. For avoidance of doubt, the Non-Exclusive Patents are limited to patents resulting from [***], together with any continuations, divisionals, and continuations-in-part, to the extent the claims of any such patent or patent applications which are directed to subject matter specifically described in [***], together with any reissues, re-examinations, or extensions thereof, or substitutes therefor, and the relevant international equivalents of any of the foregoing.”
2.    CONTINUATION OF THE AGREEMENT:
The Agreement remains in full force as supplemented and amended by this THIRD AMENDMENT.
Except as expressly specified in this THIRD AMENDMENT, the Agreement is not amended and the terms and conditions contained therein remain unchanged.

	YALE UNIVERSITY	ISOPLEXIS CORPORATION

By:	/s/ Lisa D’Angelo	By:	/s/ Sean Mackay

Lisa D. D’Angelo		Name:	Sean Mackay
Interim Managing Director
Office of Cooperative Research		Title:	Chief Executive Officer